UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number 811-02809
                                   811-10095

Name of Fund: Merrill Lynch Value Opportunities Fund, Inc.
              Master Value Opportunities Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch Value Opportunities Fund, Inc. and Master Value Opportunities Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 03/31/06

Date of reporting period: 04/01/05 - 03/31/06

Item 1 - Report to Stockholders

Annual Report
March 31, 2006

Merrill Lynch
Value Opportunities
Fund, Inc.

Merrill Lynch Value Opportunities Fund, Inc.

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of March 31, 2006). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. If approved by the Fund's/Trust's Board of Directors/Trustees and Fund/Trust shareholders, the combined company that results from the transaction is expected to become the investment adviser of the Fund/Trust.

Portfolio Information of Master Value Opportunities Trust as of March 31, 2006

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Convergys Corp. ..........................................                  2.7%
Triumph Group, Inc. ......................................                  2.6
Conseco, Inc. ............................................                  2.6
Allied Waste Industries, Inc. ............................                  2.5
Anixter International, Inc. ..............................                  2.5
Medicis Pharmaceutical Corp. Class A .....................                  2.4
Foot Locker, Inc. ........................................                  1.9
Denbury Resources, Inc. ..................................                  1.9
First Midwest Bancorp, Inc. ..............................                  1.8
The Colonial BancGroup, Inc. .............................                  1.7
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Commercial Banks ..........................................                 6.2%
Real Estate ...............................................                 5.8
Insurance .................................................                 5.3
Oil, Gas & Consumable Fuels ...............................                 4.9
Electronic Equipment & Instruments ........................                 4.8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Sector Weightings                                              Total Investments
--------------------------------------------------------------------------------
Financials ................................................                20.8%
Information Technology ....................................                16.0
Industrials ...............................................                15.3
Consumer Discretionary ....................................                10.7
Health Care ...............................................                 9.0
Energy ....................................................                 6.8
Materials .................................................                 2.8
Consumer Staples ..........................................                 1.7
Other* ....................................................                16.9
--------------------------------------------------------------------------------
* Includes portfolio holdings in short-term investments and certain exchange-traded funds.

      For Trust compliance purposes, the Trust's industry and sector classifications refer to any one or more of the industry and sector subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for the purposes of this report, which may combine industry and sector sub-classifications for reporting ease.


2       MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2006

A Letter From the President

Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). On February 15, 2006, Merrill Lynch announced plans to combine the firm's investment advisory business, including MLIM, with another highly regarded investment manager -- BlackRock, Inc. ("BlackRock").

We believe this merger of asset management strength will benefit our investors. MLIM is a leading investment management organization with over $576 billion in assets under management globally and 2,757 employees in 17 countries. It offers over 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock is one of the largest publicly traded investment management firms in the United States with $463.1 billion in assets under management and 1,839 employees. It manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

At the completion of the transaction, which is expected in the third quarter of this year, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs -- they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the merger only reinforces our commitment to shareholders.

Most of MLIM's investment products -- including mutual funds, separately managed accounts, annuities and variable insurance funds -- eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you will receive a proxy package in the coming weeks in connection with this transaction. After you receive this information, should you have any questions or concerns, do not hesitate to contact your financial advisor.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.

                                          Sincerely,


                                          /s/ Robert C. Doll, Jr.

                                          Robert C. Doll, Jr.
                                          President and Chief Investment Officer
                                          Merrill Lynch Investment Managers

*     $1.039 trillion in assets under management as of March 31, 2006.

      Data, including assets under management, are as of March 31, 2006.


        MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2006         3

A Discussion With Your Fund's Portfolio Manager

      The Fund outperformed the average return of the Lipper Small-Cap Value Funds category for the fiscal year, benefiting primarily from an overweight position in the energy sector and superior stock selection.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended March 31, 2006, Merrill Lynch Value Opportunities Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +25.76%, +24.82%, +24.82%, +26.13% and +25.43%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) Fund returns were competitive with the +25.85% return of the benchmark Russell 2000 Index over the past 12 months and significantly outpaced the +19.91% average return of the Lipper Small-Cap Value Funds category for the same period. (Funds in this Lipper category seek long-term growth of capital by investing in small capitalization companies that are considered to be undervalued relative to a major unmanaged stock index.)

Small-capitalization stocks, as measured by the Russell 2000 Index, performed extremely well over the 12-month period. The +11.73% total return of large cap stocks, as measured by the S&P 500 Index, was less than half of the total return provided by small cap stocks as measured by the Russell 2000 Index. Stronger-than-expected earnings for small cap stocks catapulted their prices higher. Many investors, including large hedge funds, have been bidding up prices for smaller cap stocks in anticipation of an end to the Federal Reserve Board's interest rate-tightening campaign. Typically, small cap stocks perform extremely well approximately six months before the end of a rate tightening cycle.

What factors most influenced Fund performance?

The Fund's strong performance can be attributed to favorable sector positioning and superior stock selection. Our decision to move "down cap" (reducing the median market capitalization of the Fund) at the end of calendar year 2005 also benefited investment results, as we anticipated a strong "January effect" in small cap stocks following solid absolute returns in 2005.

One of the most positive contributors to relative performance was the Fund's overweight position in the energy sector. The price of crude oil and other commodities moved steadily higher over the past year, benefiting our holdings in oil service providers, exploration and production companies, and construction companies with significant energy exposure. Similarly, the Fund's underweight position in the consumer discretionary sector contributed to performance. Rising interest rates, continued high energy prices and a gradual slowing of the housing market have pressured consumer spending levels, causing consumer discretionary stocks to underperform the broader Russell 2000 Index.

Regarding specific stock selection, the leading contributor to Fund performance was King Pharmaceuticals, Inc., a maker of generic and brand-name prescription drugs. During the 12-month period, however, we realized profits in King Pharmaceuticals and eliminated our position. We were concerned about King's ability to provide further upside earnings surprises and the potential for channel inventory problems to resurface.

Two other important contributors to Fund performance were both holdings in the industrials sector -- Administaff, Inc., a provider of benefits and payroll administration to small- and medium-sized businesses, and McDermott International, Inc., a worldwide energy services company. Shares of Administaff surged during the fiscal year on higher reported earnings and improved growth prospects as the company profited from lower benefits costs and a tight labor market. We realized gains in Administaff by selling the Fund's position as the stock surpassed even our most optimistic internal price targets. McDermott International also performed well based on the bright prospects for the energy sector and the long-awaited resolution of asbestos-related issues.

Finally, the manner in which we managed the overall median market capitalization of the Fund contributed to relative performance over the past year. During most of 2005, companies that were at the higher capitalization range of our universe outperformed the smallest companies. Several of the companies in the portfolio migrated to the mid-capitalization range because of their strong performance. Late in 2005, we realized opportunities to pare down or eliminate some of the higher cap exposure. The sale of King Pharmaceuticals and McDermott International are just two such examples of investments that migrated from small cap to mid cap based on exceptional price performance. The strategy of moving down cap at calendar year-end proved to be effective. Since early in 2006, the smallest capitalization companies have sharply outperformed the broader market.


4       MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2006

Although Fund performance was positive on both an absolute and relative basis, there were some factors that hindered results. Within the retail sector, for example, a few Fund holdings performed poorly. The most significant detractor was Foot Locker, Inc., a leading retailer of athletic shoes and apparel. Foot Locker shares fell based on disappointing international sales. Despite the decline in share price and its drag on overall portfolio performance, we still believe that Foot Locker represents a good investment opportunity. The stock valuation appears attractive and we believe the company will be able to turn around its international sales efforts. In fact, we added to our position in Foot Locker during the period on stock price weakness.

What changes were made to the portfolio during the period?

In addition to the changes outlined above, we made several other portfolio adjustments over the past 12 months as we eliminated some positions and found new investment opportunities.

In the biotechnology industry, we reduced or eliminated several companies that performed well and reached or exceeded our internal price targets. One example was Human Genome Sciences, Inc., a biotechnology company that had been developing a new drug to treat Lupus. As the drug neared FDA approval, there was a great deal of investor optimism about its prospects, which helped drive up the company's share price. As a result of this price appreciation, we sold our position in anticipation of the drug's approval. We made similar moves in other areas of the portfolio, adding positions in waste disposal companies and defense and electronics providers, while selling a number of our stocks in engineering and construction companies.

We moved to an underweight position in the information technology sector by the end of the period. Technology stocks performed extremely well in the fourth quarter of 2005, and as a result, we reduced or eliminated positions in some companies that posted strong performance. We still believe that information technology is an attractive sector, and continue to seek compelling investment opportunities in software and telecommunications companies.

Finally, we rebalanced our positions in the financial services sector. We ended the period overweight compared to the Russell 2000 Index, but reduced holdings in regional banks and thrifts in favor of capital markets exposure and real estate investment trusts.

How would you characterize the portfolio's position at the close of the period?

As of March 31, 2006, the Trust's most significant overweight was in the industrials sector. The Trust was 17% invested in industrials, compared to 15% for the Russell 2000 Index. We believe that given the strength in capital spending and the softness in consumer spending, industrials may be poised for outperformance. As a corollary, we maintained underweight positions in the consumer discretionary and consumer staples sectors. Additionally, we retained the Trust's overweight position in the energy sector with an 8% weighting compared to 6% for the benchmark. We did have a larger energy overweight at the beginning of the 12-month period, but given the substantial outperformance of energy stocks, we eliminated and reduced several positions and narrowed the gap.

Looking ahead, we believe that small cap stocks are poised for continued outperformance. Merger and acquisition activity has remained strong among small cap stocks, which tends to drive up stock prices of these firms. Earnings comparisons also appear to be favorable for small cap stocks and, in our view, valuations are reasonable. As a result, we ended the period nearly fully invested, with only a small amount of cash in the portfolio.

R. Elise Baum, CFA
Vice President and Portfolio Manager

April 12, 2006


        MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2006         5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of the Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchange of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                            6-Month              12-Month             10-Year
As of March 31, 2006                                      Total Return         Total Return         Total Return
================================================================================================================
ML Value Opportunities Fund, Inc. Class A Shares*            +12.45%              +25.76%             +319.39%
----------------------------------------------------------------------------------------------------------------
ML Value Opportunities Fund, Inc. Class B Shares*            +11.99               +24.82              +294.01
----------------------------------------------------------------------------------------------------------------
ML Value Opportunities Fund, Inc. Class C Shares*            +12.05               +24.82              +287.58
----------------------------------------------------------------------------------------------------------------
ML Value Opportunities Fund, Inc. Class I Shares*            +12.58               +26.13              +329.89
----------------------------------------------------------------------------------------------------------------
ML Value Opportunities Fund, Inc. Class R Shares*            +12.28               +25.43              +308.11
----------------------------------------------------------------------------------------------------------------
Russell 2000(R) Index**                                      +15.23               +25.85              +162.92
----------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.
** An unmanaged broad-based Index comprised of approximately 2,000 small-capitalization common stocks from various industrial sectors.

      Russell 2000 is a registered trademark of the Frank Russell Company.


6       MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2006

Performance Data (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A, Class B, Class C, Class I and Class R Shares compared to growth of an investment in the Russell 2000 Index. Values are from March 1996 to March 2006.

               ML Value Opportunities      ML Value Opportunities      ML Value Opportunities
                        Fund, Inc.+--               Fund, Inc.+--               Fund, Inc.+--
                      Class A Shares*             Class B Shares*             Class C Shares*
3/96                           $9,475                     $10,000                     $10,000
3/97                          $11,122                     $11,644                     $11,639
3/98                          $15,880                     $16,502                     $16,497
3/99                          $12,328                     $12,712                     $12,705
3/00                          $19,352                     $19,796                     $19,774
3/01                          $20,535                     $20,837                     $20,820
3/02                          $26,936                     $27,134                     $27,115
3/03                          $19,370                     $19,346                     $19,335
3/04                          $30,450                     $30,192                     $30,162
3/05                          $31,597                     $31,330                     $31,052
3/06                          $39,737                     $39,401                     $38,758

               ML Value Opportunities      ML Value Opportunities
                        Fund, Inc.+--               Fund, Inc.+--                Russell 2000
                      Class I Shares*             Class R Shares*                     Index++
3/96                          $10,000                     $10,000                     $10,000
3/97                          $11,762                     $11,704                     $10,511
3/98                          $16,841                     $16,675                     $14,927
3/99                          $13,107                     $12,912                     $12,500
3/00                          $20,615                     $20,209                     $17,162
3/01                          $21,933                     $21,394                     $14,532
3/02                          $28,854                     $28,006                     $16,564
3/03                          $20,795                     $20,006                     $12,097
3/04                          $32,776                     $31,428                     $19,819
3/05                          $34,083                     $32,536                     $20,892
3/06                          $42,989                     $40,811                     $26,292

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ The Fund invests all of its assets in Master Value Opportunities Trust. The Trust invests in a diversified portfolio of securities, primarily common stocks, of relatively small companies which the Trust's management believes have special investment value, and emerging growth companies regardless of size.
++ This unmanaged Index is comprised of approximately 2,000 small-capitalization common stocks from various industrial sectors.

      Past performance is not predictive of future results.

Average Annual Total Return

                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 3/31/06                               +25.76%          +19.16%
--------------------------------------------------------------------------------
Five Years Ended 3/31/06                             +14.11           +12.89
--------------------------------------------------------------------------------
Ten Years Ended 3/31/06                              +15.41           +14.79
--------------------------------------------------------------------------------

                                                     Return           Return
                                                  Without CDSC      With CDSC++
================================================================================
Class B Shares+
================================================================================
One Year Ended 3/31/06                               +24.82%          +20.82%
--------------------------------------------------------------------------------
Five Years Ended 3/31/06                             +13.24           +13.00
--------------------------------------------------------------------------------
Ten Years Ended 3/31/06                              +14.70           +14.70
--------------------------------------------------------------------------------

                                                     Return           Return
                                                  Without CDSC      With CDSC++
================================================================================
Class C Shares***
================================================================================
One Year Ended 3/31/06                               +24.82%          +23.82%
--------------------------------------------------------------------------------
Five Years Ended 3/31/06                             +13.23           +13.23
--------------------------------------------------------------------------------
Ten Years Ended 3/31/06                              +14.51           +14.51
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class I Shares                                                            Return
================================================================================
One Year Ended 3/31/06                                                   +26.13%
--------------------------------------------------------------------------------
Five Years Ended 3/31/06                                                 +14.41
--------------------------------------------------------------------------------
Ten Years Ended 3/31/06                                                  +15.70
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class R Shares                                                            Return
================================================================================
One Year Ended 3/31/06                                                   +25.43%
--------------------------------------------------------------------------------
Five Years Ended 3/31/06                                                 +13.79
--------------------------------------------------------------------------------
Ten Years Ended 3/31/06                                                  +15.10
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.
*** Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
+ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
++    Assuming payment of applicable contingent deferred sales charge.


        MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2006         7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses, including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on October 1, 2005 and held through March 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                     Expenses Paid
                                                             Beginning             Ending          During the Period*
                                                           Account Value        Account Value      October 1, 2005 to
                                                          October 1, 2005      March 31, 2006        March 31, 2006
=====================================================================================================================
Actual
=====================================================================================================================
Class A                                                      $   1,000            $1,124.50            $    6.67
---------------------------------------------------------------------------------------------------------------------
Class B                                                      $   1,000            $1,119.90            $   10.73
---------------------------------------------------------------------------------------------------------------------
Class C                                                      $   1,000            $1,120.50            $   10.78
---------------------------------------------------------------------------------------------------------------------
Class I                                                      $   1,000            $1,125.80            $    5.41
---------------------------------------------------------------------------------------------------------------------
Class R                                                      $   1,000            $1,122.80            $    7.99
=====================================================================================================================
Hypothetical (5% annual return before expenses)**
=====================================================================================================================
Class A                                                      $   1,000            $1,018.62            $    6.34
---------------------------------------------------------------------------------------------------------------------
Class B                                                      $   1,000            $1,014.78            $   10.20
---------------------------------------------------------------------------------------------------------------------
Class C                                                      $   1,000            $1,014.73            $   10.25
---------------------------------------------------------------------------------------------------------------------
Class I                                                      $   1,000            $1,019.81            $    5.14
---------------------------------------------------------------------------------------------------------------------
Class R                                                      $   1,000            $1,017.37            $    7.59
---------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.26% for Class A, 2.03% for Class B, 2.04% for Class C, 1.02% for Class I and 1.51% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master trust in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8       MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2006

Statement of Assets and Liabilities
                                    Merrill Lynch Value Opportunities Fund, Inc.

As of March 31, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
                   Investment in Master Value Opportunities Trust (the "Trust"),
                    at value (identified cost--$2,566,977,183) .......................                              $ 3,061,862,400
                   Prepaid expenses ..................................................                                       44,092
                                                                                                                    ---------------
                   Total assets ......................................................                                3,061,906,492
                                                                                                                    ---------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
                   Payables:
                      Distributor ....................................................       $     1,292,489
                      Other affiliates ...............................................             1,119,682
                      Administrative fees ............................................               572,751              2,984,922
                                                                                             ---------------
                   Accrued expenses ..................................................                                       13,482
                                                                                                                    ---------------
                   Total liabilities .................................................                                    2,998,404
                                                                                                                    ---------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                   Net assets ........................................................                              $ 3,058,908,088
                                                                                                                    ===============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
                   Class A Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized ................................................                              $     2,700,695
                   Class B Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized ................................................                                    3,005,641
                   Class C Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized ................................................                                    2,357,303
                   Class I Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized ................................................                                    3,220,707
                   Class R Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized ................................................                                      155,583
                   Paid-in capital in excess of par ..................................                                2,315,164,428
                   Undistributed realized capital gains allocated from the
                    Trust--net .......................................................       $   237,418,514
                   Unrealized appreciation allocated from the Trust--net .............           494,885,217
                                                                                             ---------------
                   Total accumulated earnings--net ...................................                                  732,303,731
                                                                                                                    ---------------
                   Net Assets ........................................................                              $ 3,058,908,088
                                                                                                                    ===============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
                   Class A--Based on net assets of $760,306,547 and 27,006,946
                    shares outstanding ...............................................                              $         28.15
                                                                                                                    ===============
                   Class B--Based on net assets of $762,339,519 and 30,056,409
                    shares outstanding ...............................................                              $         25.36
                                                                                                                    ===============
                   Class C--Based on net assets of $580,318,418 and 23,573,033
                    shares outstanding ...............................................                              $         24.62
                                                                                                                    ===============
                   Class I--Based on net assets of $916,561,655 and 32,207,065
                    shares outstanding ...............................................                              $         28.46
                                                                                                                    ===============
                   Class R--Based on net assets of $39,381,949 and 1,555,832
                    shares outstanding ...............................................                              $         25.31
                                                                                                                    ===============

      See Notes to Financial Statements.


        MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2006         9

Statement of Operations             Merrill Lynch Value Opportunities Fund, Inc.

For the Year Ended March 31, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
                   Net investment income allocated from the Trust:
                      Dividends ......................................................                              $    31,717,214
                      Interest from affiliates .......................................                                    1,361,949
                      Securities lending--net ........................................                                      564,910
                      Expenses .......................................................                                  (15,164,543)
                                                                                                                    ---------------
                   Total income ......................................................                                   18,479,530
                                                                                                                    ---------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                   Account maintenance and distribution fees--Class B ................       $     7,764,753
                   Administration fees ...............................................             7,486,145
                   Account maintenance and distribution fees--Class C ................             5,312,329
                   Transfer agent fees--Class I ......................................             2,431,764
                   Transfer agent fees--Class B ......................................             2,069,093
                   Transfer agent fees--Class A ......................................             1,769,412
                   Account maintenance fees--Class A .................................             1,670,325
                   Transfer agent fees--Class C ......................................             1,301,122
                   Printing and shareholder reports ..................................               164,328
                   Account maintenance and distribution fees--Class R ................               132,769
                   Registration fees .................................................               126,748
                   Professional fees .................................................                66,100
                   Transfer agent fees--Class R ......................................                64,828
                   Directors' fees and expenses ......................................                37,050
                   Other .............................................................                25,738
                                                                                             ---------------
                   Total expenses ....................................................                                   30,422,504
                                                                                                                    ---------------
                   Investment loss--net ..............................................                                  (11,942,974)
                                                                                                                    ---------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) Allocated from the Trust--Net
-----------------------------------------------------------------------------------------------------------------------------------
                   Realized gain (loss) on:
                     Investments--net ................................................           562,842,598
                     Foreign currency transactions--net ..............................                (5,490)           562,837,108
                                                                                             ---------------
                   Change in unrealized appreciation on investments--net .............                                  130,184,338
                                                                                                                    ---------------
                   Total realized and unrealized gain--net ...........................                                  693,021,446
                                                                                                                    ---------------
                   Net Increase in Net Assets Resulting from Operations ..............                              $   681,078,472
                                                                                                                    ===============

      See Notes to Financial Statements.


10       MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2006

Statements of Changes in Net Assets
                                    Merrill Lynch Value Opportunities Fund, Inc.

                                                                                                       For the Year Ended
                                                                                                            March 31,
                                                                                             --------------------------------------
Increase (Decrease) in Net Assets:                                                                 2006                  2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
                   Investment loss--net ..............................................       $   (11,942,974)       $   (20,709,608)
                   Realized gain--net ................................................           562,837,108            205,898,506
                   Change in unrealized appreciation--net ............................           130,184,338            (79,095,105)
                                                                                             --------------------------------------
                   Net increase in net assets resulting from operations ..............           681,078,472            106,093,793
                                                                                             --------------------------------------
===================================================================================================================================
Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
                   Realized gain--net:
                      Class A ........................................................           (99,431,727)           (43,952,529)
                      Class B ........................................................          (116,197,410)           (60,980,285)
                      Class C ........................................................           (82,656,784)           (38,412,279)
                      Class I ........................................................          (151,044,604)           (74,900,960)
                      Class R ........................................................            (4,363,485)              (613,903)
                                                                                             --------------------------------------
                   Net decrease in net assets resulting from distributions to
                    shareholders .....................................................          (453,694,010)          (218,859,956)
                                                                                             --------------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
                   Net decrease in net assets derived from capital share
                    transactions .....................................................          (170,503,936)           (71,827,902)
                                                                                             --------------------------------------
===================================================================================================================================
Redemption Fees
-----------------------------------------------------------------------------------------------------------------------------------
                   Redemption fees ...................................................                 2,767                 12,341
                                                                                             --------------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                   Total increase (decrease) in net assets ...........................            56,883,293           (184,581,724)
                   Beginning of year .................................................         3,002,024,795          3,186,606,519
                                                                                             --------------------------------------
                   End of year .......................................................       $ 3,058,908,088        $ 3,002,024,795
                                                                                             ======================================

      See Notes to Financial Statements.


        MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2006        11

Financial Highlights                Merrill Lynch Value Opportunities Fund, Inc.

                                                                                           Class A
                                                        --------------------------------------------------------------------------
The following per share data and ratios have been                                 For the Year Ended March 31,
derived from information provided in the financial      --------------------------------------------------------------------------
statements.                                                2006             2005             2004            2003          2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
              Net asset value, beginning of year .....  $    26.01       $    26.96       $    17.15      $    24.45    $    19.73
                                                        --------------------------------------------------------------------------
              Investment loss--net*** ................        (.04)            (.10)            (.08)           (.09)         (.07)
              Realized and unrealized gain (loss)--net        6.31****          .97****         9.89           (6.73)         6.08
                                                        --------------------------------------------------------------------------
              Total from investment operations .......        6.27              .87             9.81           (6.82)         6.01
                                                        --------------------------------------------------------------------------
              Less distributions from realized gain ..       (4.13)           (1.82)              --            (.48)        (1.29)
                                                        --------------------------------------------------------------------------
              Net asset value, end of year ...........  $    28.15       $    26.01       $    26.96      $    17.15    $    24.45
                                                        ==========================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
              Based on net asset value per share .....       25.76%            3.77%           57.20%         (28.09%)       31.17%
                                                        ==========================================================================
==================================================================================================================================
Ratios to Average Net Assets**
----------------------------------------------------------------------------------------------------------------------------------
              Expenses ...............................        1.27%            1.25%            1.27%           1.33%         1.25%
                                                        ==========================================================================
              Investment loss--net ...................        (.14%)           (.39%)           (.34%)          (.48%)        (.30%)
                                                        ==========================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
              Net assets, end of year (in thousands) .  $  760,307       $  643,904       $  620,193      $  347,736    $  467,733
                                                        ==========================================================================
              Portfolio turnover of the Trust ........       77.26%           74.31%           80.35%          68.27%        54.14%
                                                        ==========================================================================

*     Total investment returns exclude the effects of sales charges.
** Includes the Fund's share of the Trust's allocated expenses and/or investment loss--net.
***   Based on average shares outstanding.
****  Includes redemption fees, which are less than $.01 per share.

      See Notes to Financial Statements.


12      MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2006

                                    Merrill Lynch Value Opportunities Fund, Inc.

                                                                                           Class B
                                                        --------------------------------------------------------------------------
The following per share data and ratios have been                                 For the Year Ended March 31,
derived from information provided in the financial      --------------------------------------------------------------------------
statements.                                                2006             2005             2004            2003          2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
              Net asset value, beginning of year .....  $    23.66       $    24.69       $    15.82      $    22.74    $    18.44
                                                        --------------------------------------------------------------------------
              Investment loss--net*** ................        (.22)            (.27)            (.24)           (.23)         (.22)
              Realized and unrealized gain (loss)--net        5.72****          .88****         9.11           (6.25)         5.67
                                                        --------------------------------------------------------------------------
              Total from investment operations .......        5.50              .61             8.87           (6.48)         5.45
                                                        --------------------------------------------------------------------------
              Less distributions from realized gain ..       (3.80)           (1.64)              --            (.44)        (1.15)
                                                        --------------------------------------------------------------------------
              Net asset value, end of year ...........  $    25.36       $    23.66       $    24.69      $    15.82    $    22.74
                                                        ==========================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
              Based on net asset value per share .....       24.82%            2.96%           56.07%         (28.70%)       30.22%
                                                        ==========================================================================
==================================================================================================================================
Ratios to Average Net Assets**
----------------------------------------------------------------------------------------------------------------------------------
              Expenses ...............................        2.03%            2.02%            2.04%           2.10%         2.01%
                                                        ==========================================================================
              Investment loss--net ...................        (.91%)          (1.17%)          (1.11%)         (1.26%)       (1.04%)
                                                        ==========================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
              Net assets, end of year (in thousands) .  $  762,340       $  809,643       $  951,562      $  640,017    $1,003,961
                                                        ==========================================================================
              Portfolio turnover of the Trust ........       77.26%           74.31%           80.35%          68.27%        54.14%
                                                        ==========================================================================

*     Total investment returns exclude the effects of sales charges.
** Includes the Fund's share of the Trust's allocated expenses and/or investment loss--net.
***   Based on average shares outstanding.
****  Includes redemption fees, which are less than $.01 per share.

      See Notes to Financial Statements.


        MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2006        13

Financial Highlights (continued)    Merrill Lynch Value Opportunities Fund, Inc.

                                                                                           Class C
                                                        --------------------------------------------------------------------------
The following per share data and ratios have been                                 For the Year Ended March 31,
derived from information provided in the financial      --------------------------------------------------------------------------
statements.                                                2006             2005             2004            2003          2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
              Net asset value, beginning of year .....  $    23.10       $    24.18       $    15.50      $    22.30    $    18.13
                                                        --------------------------------------------------------------------------
              Investment loss--net*** ................        (.22)            (.27)            (.23)           (.23)         (.23)
              Realized and unrealized gain (loss)--net        5.57****          .86****         8.91           (6.13)         5.58
                                                        --------------------------------------------------------------------------
              Total from investment operations .......        5.35              .59             8.68           (6.36)         5.35
                                                        --------------------------------------------------------------------------
              Less distributions from realized gain ..       (3.83)           (1.67)              --            (.44)        (1.18)
                                                        --------------------------------------------------------------------------
              Net asset value, end of year ...........  $    24.62       $    23.10       $    24.18      $    15.50    $    22.30
                                                        ==========================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
              Based on net asset value per share .....       24.82%            2.95%           56.00%         (28.69%)       30.23%
                                                        ==========================================================================
==================================================================================================================================
Ratios to Average Net Assets**
----------------------------------------------------------------------------------------------------------------------------------
              Expenses ...............................        2.05%            2.03%            2.05%           2.12%         2.02%
                                                        ==========================================================================
              Investment loss--net ...................        (.92%)          (1.18%)          (1.13%)         (1.27%)       (1.11%)
                                                        ==========================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
              Net assets, end of year (in thousands) .  $  580,318       $  524,132       $  539,393      $  334,720    $  504,537
                                                        ==========================================================================
              Portfolio turnover of the Trust ........       77.26%           74.31%           80.35%          68.27%        54.14%
                                                        ==========================================================================

*     Total investment returns exclude the effects of sales charges.
** Includes the Fund's share of the Trust's allocated expenses and/or investment loss--net.
***   Based on average shares outstanding.
****  Includes redemption fees, which are less than $.01 per share.

      See Notes to Financial Statements.


14      MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2006

Financial Highlights (continued)    Merrill Lynch Value Opportunities Fund, Inc.

                                                                                           Class I
                                                        --------------------------------------------------------------------------
The following per share data and ratios have been                                 For the Year Ended March 31,
derived from information provided in the financial      --------------------------------------------------------------------------
statements.                                                2006             2005             2004            2003          2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
              Net asset value, beginning of year .....  $    26.28       $    27.22       $    17.27      $    24.58    $    19.81
                                                        --------------------------------------------------------------------------
              Investment income (loss)--net*** .......         .03             (.04)            (.02)           (.05)         (.01)
              Realized and unrealized gain (loss)--net        6.39****          .97****         9.97           (6.77)         5.84
                                                        --------------------------------------------------------------------------
              Total from investment operations .......        6.42              .93             9.95           (6.82)         5.83
                                                        --------------------------------------------------------------------------
              Less distributions from realized gain ..       (4.24)           (1.87)              --            (.49)        (1.06)
                                                        --------------------------------------------------------------------------
              Net asset value, end of year ...........  $    28.46       $    26.28       $    27.22      $    17.27    $    24.58
                                                        ==========================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
              Based on net asset value per share .....       26.13%            3.99%           57.61%         (27.93%)       31.56%
                                                        ==========================================================================
==================================================================================================================================
Ratios to Average Net Assets**
----------------------------------------------------------------------------------------------------------------------------------
              Expenses ...............................        1.02%            1.00%            1.02%           1.07%          .99%
                                                        ==========================================================================
              Investment income (loss)--net ..........         .11%            (.15%)           (.09%)          (.24%)        (.03%)
                                                        ==========================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
              Net assets, end of year (in thousands) .  $  916,562       $1,005,642       $1,072,299      $  607,484    $1,259,688
                                                        ==========================================================================
              Portfolio turnover of the Trust ........       77.26%           74.31%           80.35%          68.27%        54.14%
                                                        ==========================================================================

* Total investment returns exclude the effects of sales charges. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge.
** Includes the Fund's share of the Trust's allocated expenses and/or investment income (loss)--net.
***   Based on average shares outstanding.
****  Includes redemption fees, which are less than $.01 per share.

      See Notes to Financial Statements.


        MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2006        15

Financial Highlights (concluded)    Merrill Lynch Value Opportunities Fund, Inc.

                                                                                                Class R
                                                                     ------------------------------------------------------------
                                                                                                                    For the Period
                                                                                  For the Year Ended                  February 4,
                                                                                       March 31,                         2003+
The following per share data and ratios have been derived            ---------------------------------------------    to March 31,
from information provided in the financial statements.                  2006             2005              2004           2003
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
              Net asset value, beginning of period .............     $   23.80        $    24.93        $    15.87     $    16.12
                                                                     ------------------------------------------------------------
              Investment loss--net** ...........................          (.09)             (.15)             (.12)            --@@@
              Realized and unrealized gain (loss)--net .........          5.73***            .88***           9.18           (.25)
                                                                     ------------------------------------------------------------
              Total from investment operations .................          5.64               .73              9.06           (.25)
                                                                     ------------------------------------------------------------
              Less distributions from realized gain--net .......         (4.13)            (1.86)               --             --
                                                                     ------------------------------------------------------------
              Net asset value, end of period ...................     $   25.31        $    23.80        $    24.93     $    15.87
                                                                     ============================================================
=================================================================================================================================
Total Investment Return
---------------------------------------------------------------------------------------------------------------------------------
              Based on net asset value per share ...............         25.43%             3.53%            57.09%         (1.55%)@
                                                                     ============================================================
=================================================================================================================================
Ratios to Average Net Assets++
---------------------------------------------------------------------------------------------------------------------------------
              Expenses .........................................          1.51%             1.50%             1.52%          1.66%*
                                                                     ============================================================
              Investment loss--net .............................          (.39%)            (.61%)            (.59%)         (.65%)*
                                                                     ============================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
              Net assets, end of period (in thousands) .........     $  39,382        $   18,703        $    3,160             --@@
                                                                     ============================================================
              Portfolio turnover of the Trust ..................         77.26%            74.31%            80.35%         68.27%
                                                                     ============================================================

*     Annualized.
**    Based on average shares outstanding.
***   Includes redemption fees, which are less than $.01 per share.
+     Commencement of operations.
++ Includes the Fund's share of the Trust's allocated expenses and/or investment loss -- net.
@     Aggregate total investment return.
@@    Amount is less than $1,000.
@@@   Amount is less than $(.01) per share.

      See Notes to Financial Statements.


16      MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2006

Notes to Financial Statements       Merrill Lynch Value Opportunities Fund, Inc.

1. Significant Accounting Policies:

Merrill Lynch Value Opportunities Fund, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Value Opportunities Trust (the "Trust") which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Trust owned by the Fund at March 31, 2006 was 100%. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributed to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1(a) of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Trust are accounted for on a trade date basis.

(g) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $11,942,974 has been reclassified between undistributed net realized capital gains and accumulated net investment loss as a result of permanent differences attributable to net operating losses and foreign currency transactions. This reclassification has no effect on net assets or net asset values per share.

2. Transactions with Affiliates:

The Fund has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Fund has entered into an Investment Advisory Agreement with FAM, whereby the Fund may pay a monthly management fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the average daily net assets of the Fund for the first $1 billion; .475% of the daily net assets from $1 billion to $1.5 billion and .45% of the average daily net assets above $1.5 billion. However, the Investment Adviser has entered into a contrac-


        MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2006        17

                                    Merrill Lynch Value Opportunities Fund, Inc.

tual agreement with the Fund pursuant to which the management fee will not be charged to the Fund so long as the Fund remains invested in the Trust. As a result, the management fee has not been accrued and will not be payable by the Fund for the period covered by this report.

The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

--------------------------------------------------------------------------------
                                                    Account         Distribution
                                                Maintenance Fee         Fee
--------------------------------------------------------------------------------
Class A ................................             .25%                --
Class B ................................             .25%               .75%
Class C ................................             .25%               .75%
Class R ................................             .25%               .25%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended March 31, 2006, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                    FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................              $ 16,645              $212,349
Class I ............................              $    969              $ 15,300
--------------------------------------------------------------------------------

For the year ended March 31, 2006, MLPF&S received contingent deferred sales charges of $566,585 and $34,931 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.

3. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $170,503,936 and $71,827,902 for the years ended March 31, 2006 and March 31,
2005, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended March 31, 2006                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          4,970,290       $ 133,530,402
Automatic conversion of shares .........          2,435,396          65,585,278
Shares issued to shareholders in
  reinvestment of distributions ........          3,576,373          94,401,097
                                               --------------------------------
Total issued ...........................         10,982,059         293,516,777
Shares redeemed ........................         (8,733,796)       (233,245,026)
                                               --------------------------------
Net increase ...........................          2,248,263       $  60,271,751
                                               ================================

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended March 31, 2005                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          6,228,570       $ 160,460,362
Automatic conversion of shares .........          1,600,696          41,149,466
Shares issued to shareholders in
  reinvestment of distributions ........          1,714,044          41,587,287
                                               --------------------------------
Total issued ...........................          9,543,310         243,197,115
Shares redeemed ........................         (7,786,984)       (200,430,174)
                                               --------------------------------
Net increase ...........................          1,756,326       $  42,766,941
                                               ================================

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended March 31, 2006                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          4,630,190       $ 112,055,715
Shares issued to shareholders in
  reinvestment of distributions ........          4,593,369         109,836,852
                                               --------------------------------
Total issued ...........................          9,223,559         221,892,567
                                               --------------------------------
Automatic conversion of shares .........         (2,686,557)        (65,585,278)
Shares redeemed ........................        (10,695,576)       (258,951,920)
                                               --------------------------------
Total redeemed .........................        (13,382,133)       (324,537,198)
                                               --------------------------------
Net decrease ...........................         (4,158,574)      $(102,644,631)
                                               ================================

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended March 31, 2005                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          6,316,450       $ 148,268,872
Shares issued to shareholders in
  reinvestment of distributions ........          2,573,022          57,177,124
                                               --------------------------------
Total issued ...........................          8,889,472         205,445,996
                                               --------------------------------
Automatic conversion of shares .........         (1,752,553)        (41,149,466)
Shares redeemed ........................        (11,454,692)       (268,628,432)
                                               --------------------------------
Total redeemed .........................        (13,207,245)       (309,777,898)
                                               --------------------------------
Net decrease ...........................         (4,317,773)      $(104,331,902)
                                               ================================


18      MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2006

Notes to Financial Statements (concluded)
                                    Merrill Lynch Value Opportunities Fund, Inc.

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended March 31, 2006                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          4,186,981       $  98,758,950
Shares issued to shareholders in
  reinvestment of distributions ........          3,271,117          75,944,387
                                               --------------------------------
Total issued ...........................          7,458,098         174,703,337
Shares redeemed ........................         (6,574,936)       (154,735,660)
                                               --------------------------------
Net increase ...........................            883,162       $  19,967,677
                                               ================================

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended March 31, 2005                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          5,045,226       $ 115,757,806
Shares issued to shareholders in
  reinvestment of distributions ........          1,627,214          35,309,619
                                               --------------------------------
Total issued ...........................          6,672,440         151,067,425
Shares redeemed ........................         (6,287,728)       (144,155,903)
                                               --------------------------------
Net increase ...........................            384,712       $   6,911,522
                                               ================================

-------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended March 31, 2006                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................          6,890,063       $ 186,278,745
Shares issued to shareholders in
  reinvestment of distributions ........          5,357,055         142,948,755
                                               --------------------------------
Total issued ...........................         12,247,118         329,227,500
Shares redeemed ........................        (18,299,747)       (496,011,156)
                                               --------------------------------
Net decrease ...........................         (6,052,629)      $(166,783,656)
                                               ================================

-------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended March 31, 2005                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................         10,043,727       $ 261,511,800
Shares issued to shareholders in
  reinvestment of distributions ........          2,895,059          70,843,252
                                               --------------------------------
Total issued ...........................         12,938,786         332,355,052
Shares redeemed ........................        (14,073,876)       (365,025,967)
                                               --------------------------------
Net decrease ...........................         (1,135,090)      $ (32,670,915)
                                               ================================

-------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended March 31, 2006                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................            957,085       $  23,258,712
Shares issued to shareholders in
  reinvestment of distributions ........            182,392           4,341,509
                                               --------------------------------
Total issued ...........................          1,139,477          27,600,221
Shares redeemed ........................           (369,623)         (8,915,298)
                                               --------------------------------
Net increase ...........................            769,854       $  18,684,923
                                               ================================

-------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended March 31, 2005                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................            893,962       $  21,064,961
Shares issued to shareholders in
  reinvestment of distributions ........             27,094             608,284
                                               --------------------------------
Total issued ...........................            921,056          21,673,245
Shares redeemed ........................           (261,821)         (6,176,793)
                                               --------------------------------
Net increase ...........................            659,235       $  15,496,452
                                               ================================

The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.

4. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended March 31, 2006 and March 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                  3/31/2006          3/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ......................        $159,973,153        $117,682,392
  Net long-term capital gains ..........         293,720,857         101,177,564
                                                --------------------------------
Total taxable distributions ............        $453,694,010        $218,859,956
                                                ================================

As of March 31, 2006, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed ordinary income--net .......................         $110,075,679
Undistributed long-term capital gains--net ...............          137,490,058
                                                                   ------------
Total undistributed earnings--net ........................          247,565,737
Capital loss carryforward ................................                   --
Unrealized gains--net ....................................          484,737,994*
                                                                   ------------
Total accumulated earnings--net ..........................         $732,303,731
                                                                   ============

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.


        MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2006        19

Report of Independent Registered Public Accounting Firm
                                    Merrill Lynch Value Opportunities Fund, Inc.

To the Shareholders and Board of Directors of Merrill Lynch Value Opportunities Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Value Opportunities Fund, Inc. as of March 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Value Opportunities Fund, Inc. as of March 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
May 22, 2006

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distributions paid by Merrill Lynch Value Opportunities Fund, Inc. for the fiscal year ended March 31, 2006:

---------------------------------------------------------------------------------------------------------------------
Record Date                                                                       July 21, 2005      December 5, 2005
Payable Date                                                                      July 27, 2005      December 9, 2005
---------------------------------------------------------------------------------------------------------------------
Qualified Dividend Income for Individuals ......................................     36.04%*              21.32%*
---------------------------------------------------------------------------------------------------------------------
Dividends Qualifying for the Dividends Received Deduction for Corporations .....     36.30%*              21.51%*
---------------------------------------------------------------------------------------------------------------------
Short-Term Capital Gain Dividends for Non-U.S. Residents .......................       100%**               100%**
---------------------------------------------------------------------------------------------------------------------

* The fund hereby designates the percentage indicated above or the maximum amount allowable by law.
** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $.883077 per share to shareholders of record on July 21, 2005 and $1.718182 per share to shareholders of record on December 5, 2005.


20      MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2006

Schedule of Investments                         Master Value Opportunities Trust

        Shares
          Held    Common Stocks                                            Value
====================================================================================
Aerospace & Defense--3.5%
       119,500    BE Aerospace, Inc. (e)                              $    3,001,840
       252,400    Curtiss-Wright Corp.                                    16,708,880
       253,200    EDO Corp.                                                7,811,220
     1,822,800    Triumph Group, Inc. (a)(e)                              80,677,128
                                                                      --------------
                                                                         108,199,068
====================================================================================
Auto Components--0.8%
     1,356,400    American Axle & Manufacturing Holdings, Inc. (d)        23,235,132
====================================================================================
Biotechnology--3.3%
        86,500    Affymetrix, Inc. (d)(e)                                  2,848,445
     1,724,300    Angiotech Pharmaceuticals, Inc. (e)                     25,519,640
     1,184,800    Applera Corp.--Celera Genomics Group (e)                13,850,312
       540,100    Human Genome Sciences, Inc. (e)                          5,870,887
       482,473    Immunogen, Inc. (e)                                      2,093,933
     2,319,219    Maxygen, Inc. (a)(e)                                    19,203,133
       986,700    NPS Pharmaceuticals, Inc. (e)                            8,426,418
     1,294,691    Neurogen Corp. (e)                                       8,014,137
       279,000    Regeneron Pharmaceuticals, Inc. (e)                      4,639,770
     1,528,190    Vical, Inc. (a)(e)                                       9,444,214
                                                                      --------------
                                                                          99,910,889
====================================================================================
Capital Markets--1.6%
       151,500    Knight Capital Group, Inc. Class A (e)                   2,110,395
        43,900    Piper Jaffray Cos. (e)                                   2,414,500
     1,001,000    WP Stewart & Co. Ltd.                                   21,101,080
     1,077,000    Waddell & Reed Financial, Inc. Class A (d)              24,878,700
                                                                      --------------
                                                                          50,504,675
====================================================================================
Chemicals--0.5%
       532,200    Valspar Corp.                                           14,832,414
====================================================================================
Commercial Banks--6.2%
       108,800    Banner Corp.                                             3,699,200
     2,021,200    The Colonial BancGroup, Inc.                            50,530,000
       306,900    First Merchants Corp.                                    8,138,988
     1,504,500    First Midwest Bancorp, Inc.                             55,019,565
       110,900    Greater Bay Bancorp                                      3,076,366
       307,400    Mid-State Bancshares                                     9,046,782
     1,446,545    Old National Bancorp                                    31,303,234
       278,650    Sterling Financial Corp.                                 8,080,850
       470,000    Susquehanna Bancshares, Inc.                            12,111,900
       391,900    Texas Capital Bancshares, Inc. (e)                       9,405,600
                                                                      --------------
                                                                         190,412,485
====================================================================================
Commercial Services & Supplies--4.6%
     6,258,200    Allied Waste Industries, Inc. (d)(e)                    76,600,368
       408,500    Ambassadors International, Inc.                          7,418,360
       274,084    CBIZ, Inc. (e)                                           2,192,672
       525,800    Casella Waste Systems, Inc. (e)                          7,471,618
     1,161,200    Cornell Cos., Inc. (a)(e)                               16,767,728
       276,900    Corrections Corp. of America (e)                        12,515,880
       129,400    Heidrick & Struggles International, Inc. (e)             4,694,632
       519,200    NCO Group, Inc. (e)                                     12,331,000
                                                                      --------------
                                                                         139,992,258
====================================================================================
Communications Equipment--3.5%
     3,940,200    Andrew Corp. (d)(e)                                     48,385,656
       199,900    CommScope, Inc. (a)(d)(e)                                5,707,145
     1,033,400    Dycom Industries, Inc. (e)                              21,959,750
     1,321,400    Extreme Networks Inc. (e)                                6,633,428
     2,449,600    Harmonic, Inc. (e)                                      15,603,952
     1,954,200    Westell Technologies, Inc. Class A (e)                   7,953,594
                                                                      --------------
                                                                         106,243,525
====================================================================================
Construction & Engineering--1.1%
     1,388,000    Chicago Bridge & Iron Co. NV                            33,312,000
====================================================================================
Containers & Packaging--1.2%
     2,617,200    Smurfit-Stone Container Corp. (e)                       35,515,404
====================================================================================
Diversified Consumer Services--1.0%
     2,035,900    Corinthian Colleges, Inc. (d)(e)                        29,316,960
====================================================================================
Electrical Equipment--0.1%
     1,021,400    Global Power Equipment Group, Inc. (e)                   3,932,390
====================================================================================
Electronic Equipment & Instruments--4.8%
     1,602,300    Anixter International, Inc. (d)                         76,557,894
     2,094,800    Ingram Micro, Inc. Class A (e)                          41,896,000
       126,819    NU Horizons Electronics Corp. (e)                        1,079,230
       707,000    Tech Data Corp. (e)                                     26,095,370
                                                                      --------------
                                                                         145,628,494
====================================================================================
Energy Equipment & Services--2.9%
       124,100    Dresser-Rand Group, Inc. (e)                             3,083,885
       363,400    FMC Technologies, Inc. (d)(e)                           18,613,348
     1,444,900    Key Energy Services, Inc. (e)                           22,034,725
       990,300    Rowan Cos., Inc.                                        43,533,588
                                                                      --------------
                                                                          87,265,546
====================================================================================
Food Products--1.9%
       655,100    The J.M. Smucker Co.                                    26,007,470
     1,095,700    Smithfield Foods, Inc. (e)                              32,147,838
                                                                      --------------
                                                                          58,155,308
====================================================================================
Health Care Equipment & Supplies--2.0%
     3,019,800    OraSure Technologies, Inc. (a)(e)                       31,103,940
     1,578,774    Wright Medical Group, Inc. (d)(e)                       31,180,787
                                                                      --------------
                                                                          62,284,727
====================================================================================
Health Care Providers & Services--2.3%
     2,637,918    Emdeon Corp. (e)                                        28,489,514
     1,895,500    Hooper Holmes, Inc.                                      5,477,995
       810,500    LifePoint Hospitals, Inc. (d)(e)                        25,206,550
       473,461    Parexel International Corp. (e)                         12,518,309
                                                                      --------------
                                                                          71,692,368
====================================================================================
Hotels, Restaurants & Leisure--1.5%
       463,500    Ambassadors Group, Inc. (a)                             11,772,900
       605,443    Bob Evans Farms, Inc. (d)                               17,987,712
     1,205,500    Ryan's Restaurant Group, Inc. (e)                       17,479,750
                                                                      --------------
                                                                          47,240,362
====================================================================================
Household Durables--0.2%
       123,300    Furniture Brands International, Inc.                     3,022,083
       103,100    La-Z-Boy, Inc. (d)                                       1,752,700
                                                                      --------------
                                                                           4,774,783
====================================================================================
IT Services--4.0%
     2,584,500    The BISYS Group, Inc. (e)                               34,839,060
     4,609,300    Convergys Corp. (e)                                     83,935,353
       137,800    Hewitt Associates, Inc. Class A (e)                      4,098,172
                                                                      --------------
                                                                         122,872,585
====================================================================================


        MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2006        21

Schedule of Investments (continued)             Master Value Opportunities Trust

        Shares
          Held    Common Stocks                                            Value
====================================================================================
Insurance--5.3%
       237,400    AmerUs Group Co.                                    $   14,300,976
        93,800    American National Insurance Co.                         10,513,104
     3,178,100    Conseco, Inc. (d)(e)                                    78,880,442
       641,471    Presidential Life Corp.                                 16,299,778
       555,700    Protective Life Corp.                                   27,640,518
       574,900    Scottish Annuity & Life Holdings, Ltd.                  14,263,269
                                                                      --------------
                                                                         161,898,087
====================================================================================
Internet & Catalog Retail--0.4%
     1,870,445    1-800-FLOWERS.COM, Inc. Class A (a)(e)                  13,280,159
====================================================================================
Internet Software & Services--1.5%
     1,968,175    Matrixone, Inc. (e)                                     14,092,133
     2,420,472    SupportSoft, Inc. (a)(e)                                10,722,691
     2,421,007    webMethods, Inc. (e)                                    20,384,879
                                                                      --------------
                                                                          45,199,703
====================================================================================
Machinery--2.9%
       598,400    AGCO Corp. (d)(e)                                       12,410,816
       986,400    Kaydon Corp.                                            39,811,104
       523,500    Timken Co.                                              16,893,345
       877,000    Wabash National Corp.                                   17,320,750
       364,700    Wolverine Tube, Inc. (a)(e)                              1,466,094
                                                                      --------------
                                                                          87,902,109
====================================================================================
Media--3.3%
       194,200    Catalina Marketing Corp.                                 4,486,020
     2,465,900    The Reader's Digest Association, Inc. Class A (d)       36,372,025
     1,205,000    Scholastic Corp. (e)                                    32,245,800
     1,007,500    Valassis Communications, Inc. (e)                       29,590,275
                                                                      --------------
                                                                         102,694,120
====================================================================================
Metals & Mining--1.2%
       564,600    Steel Dynamics, Inc.                                    32,029,758
       309,100    Wheeling-Pittsburgh Corp. (e)                            5,675,076
                                                                      --------------
                                                                          37,704,834
====================================================================================
Multiline Retail--1.0%
     1,155,600    Dollar Tree Stores, Inc. (e)                            31,975,452
====================================================================================
Oil, Gas & Consumable Fuels--4.9%
       495,300    Cabot Oil & Gas Corp. Class A                           23,739,729
     1,812,500    Denbury Resources, Inc. (d)(e)                          57,401,875
       325,000    Houston Exploration Co. (d)(e)                          17,127,500
       719,591    Plains Exploration & Production Co. (d)(e)              27,804,996
       534,100    Stone Energy Corp. (e)                                  23,569,833
                                                                      --------------
                                                                         149,643,933
====================================================================================
Paper & Forest Products--0.3%
       280,200    Neenah Paper, Inc.                                       9,176,550
====================================================================================
Pharmaceuticals--2.5%
       429,500    Discovery Laboratories, Inc. (e)                         3,148,235
     2,267,600    Medicis Pharmaceutical Corp. Class A                    73,923,760
                                                                      --------------
                                                                          77,071,995
====================================================================================
Real Estate--4.9%
     1,072,400    Brandywine Realty Trust                                 34,059,424
       455,200    CarrAmerica Realty Corp.                                20,306,472
     1,061,900    Crescent Real Estate EQT Co.                            22,374,233
     3,289,100    Friedman Billings Ramsey Group, Inc. Class A (d)        30,851,758
        59,300    New Plan Excel Realty Trust                              1,538,242
       417,000    Rayonier, Inc.                                          19,011,030
       895,193    Trizec Properties, Inc. (d)                             23,033,316
                                                                      --------------
                                                                         151,174,475
====================================================================================
Road & Rail--4.2%
     1,186,400    JB Hunt Transport Services, Inc.                        25,555,056
     1,407,300    Kansas City Southern (d)(e)                             34,760,310
        70,600    Old Dominion Freight Line Inc. (e)                       1,902,670
     1,727,800    RailAmerica, Inc. (e)                                   18,418,348
     1,030,900    Swift Transportation Co., Inc. (e)                      22,401,457
     1,067,600    U.S. Xpress Enterprises, Inc. Class A (a)(e)            20,786,172
       266,921    Vitran Corp., Inc. (e)                                   5,357,104
                                                                      --------------
                                                                         129,181,117
====================================================================================
Semiconductors & Semiconductor Equipment--0.4%
       842,900    Actel Corp. (e)                                         13,435,826
====================================================================================
Software--4.1%
     3,134,343    Agile Software Corp. (a)(e)                             23,915,037
       788,300    Bottomline Technologies, Inc. (e)                       10,823,359
       315,900    Filenet Corp. (d)(e)                                     8,535,618
     1,360,000    InterVoice, Inc. (e)                                    11,709,600
     2,427,700    NetIQ Corp. (a)(e)                                      27,068,855
     4,069,500    Novell, Inc. (e)                                        31,253,760
     1,309,571    TIBCO Software, Inc. (e)                                10,948,014
                                                                      --------------
                                                                         124,254,243
====================================================================================
Specialty Retail--3.6%
     2,408,000    Foot Locker, Inc.                                       57,503,040
       124,700    HOT Topic, Inc. (e)                                      1,808,150
       589,900    Pier 1 Imports, Inc. (d)                                 6,848,739
     1,616,500    RadioShack Corp. (d)                                    31,085,295
       466,100    Talbots, Inc. (d)                                       12,524,107
                                                                      --------------
                                                                         109,769,331
====================================================================================
Textiles, Apparel & Luxury Goods--0.4%
       393,000    Kenneth Cole Productions, Inc. Class A                  10,886,100
====================================================================================
Thrifts & Mortgage Finance--3.0%
       232,800    Anchor Bancorp Wisconsin, Inc.                           7,056,168
       515,600    Dime Community Bancshares, Inc.                          7,409,172
       278,600    Fidelity Bankshares, Inc.                                9,369,318
       141,900    FirstFed Financial Corp. (e)                             8,487,039
       529,100    Franklin Bank Corp. (e)                                 10,174,593
     1,020,600    Webster Financial Corp.                                 49,458,276
                                                                      --------------
                                                                          91,954,566
====================================================================================
Trading Companies & Distributors --0.9%
       846,800    United Rentals, Inc. (e)                                29,214,600
------------------------------------------------------------------------------------
                  Total Common Stocks
                  (Cost--$2,344,850,401)--91.8%                        2,811,738,573
====================================================================================

                  Exchange-Traded Funds
====================================================================================
       734,200    Financial Select Sector SPDR Fund (d)                   23,898,210
       369,500    iShares Dow Jones US Real Estate Index Fund (d)         27,158,250
        80,900    iShares Goldman Sachs Natural Resources
                    Index Fund (d)                                         7,763,973
       447,700    iShares Russell 2000 Index Fund (d)                     33,980,430
       103,000    iShares Russell Microcap Index Fund                      6,018,290
       358,800    iShares S&P SmallCap 600/BARRA Value
                    Index Fund (d)                                        26,127,816


22      MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2006

Schedule of Investments (concluded)             Master Value Opportunities Trust

        Shares
          Held    Exchange-Traded Funds                                    Value
====================================================================================
       527,700    iShares S&P SmallCap 600 Index Fund (d)             $   34,395,486
------------------------------------------------------------------------------------
                  Total Exchange-Traded Funds
                  (Cost--$132,729,211)--5.2%                             159,342,455
====================================================================================

                  Warrants (f)
====================================================================================
Capital Markets--1.7%
       943,000    UBS AG (expires 4/30/2007)                              49,177,450
------------------------------------------------------------------------------------
                  Total Warrants
                  (Cost--$47,793,649)--1.6%                               49,177,450
====================================================================================

    Beneficial
      Interest    Short-Term Securities
====================================================================================
$   27,539,523    Merrill Lynch Liquidity Series, LLC
                    Cash Sweep Series I, 4.56% (b)(g)                     27,539,523
   430,863,127    Merrill Lynch Liquidity Series, LLC
                    Money Market Series, 4.75% (b)(c)(g)                 430,863,127
------------------------------------------------------------------------------------
                  Total Short-Term Securities
                  (Cost--$458,402,650)--15.0%                            458,402,650
====================================================================================
Total Investments (Cost--$2,983,775,911*)--113.6%                      3,478,661,128

Liabilities in Excess of Other Assets--(13.6%)                          (416,798,728)
                                                                      --------------
Net Assets--100.0%                                                    $3,061,862,400
                                                                      ==============

* The cost and unrealized appreciation (depreciation) of investments as of March 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost .............................              $ 2,993,923,134
                                                                ===============
      Gross unrealized appreciation ..............              $   559,542,179
      Gross unrealized depreciation ..............                  (74,804,185)
                                                                ---------------
      Net unrealized appreciation ................              $   484,737,994
                                                                ===============

(a) Investments in companies (whereby the Trust held 5% or more of the companies'outstanding securities) that are considered to be an affiliate, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      ------------------------------------------------------------------------------------------------------------------------------
                                                      Net Share          Purchase           Sales            Realized       Dividend
      Affiliate                                        Activity            Cost              Cost           Gain (Loss)      Income
      ------------------------------------------------------------------------------------------------------------------------------
      1-800-FLOWERS.COM, Inc. Class A                  1,063,045       $  7,456,224      $    132,729      $    (18,928)        +
      ANADIGICS, Inc.*                                (3,936,100)      $     48,915      $ 22,426,910      $  2,521,852         +
      Agile Software, Corp.                            2,580,543       $ 17,968,830      $  1,952,178      $   (303,287)        +
      Ambassadors Group, Inc.*                           (83,555)@     $    263,447      $  2,626,321      $ 12,812,436     $223,154
      CommScope, Inc.*                                (3,060,000)      $    297,521      $ 54,668,986      $  9,055,059         +
      Cornell Cos., Inc.                                (145,200)      $  1,170,741      $  3,612,414      $   (786,725)        +
      E.piphany, Inc.*                                (4,079,955)@     $  1,911,246      $ 17,244,287      $  2,427,478         +
      Maxygen, Inc.                                      388,219       $  2,973,053      $    224,755      $    (90,637)        +
      NetIQ Corp.                                      2,228,094       $ 24,855,137      $     94,330      $     (5,714)        +
      OraSure Technologies, Inc.                       3,019,800       $ 30,553,845                --                --         +
      SupportSoft, Inc.                                2,420,472       $ 11,385,870      $     43,605      $     (8,415)        +
      Triumph Group, Inc.                                184,600       $ 13,077,925      $  6,686,821      $    322,275         +
      U.S. Xpress Enterprises, Inc. Class A            1,067,600       $ 17,701,011                --                --         +
      Vical, Inc.                                        (13,913)      $    352,772      $    809,689      $   (435,018)        +
      Vignette Corp.*                                (24,248,271)@@    $  3,345,294      $ 69,329,814      $(23,300,193)        +
      Wolverine Tube, Inc.*                             (452,600)      $     10,935      $  6,590,914      $ (4,097,553)        +
      ------------------------------------------------------------------------------------------------------------------------------

      *     No longer an affiliated company as of March 31, 2006.
      +     Non-income producing security.
      @     Includes shares received due to a corporate action.
      @@    Includes returned shares due to a corporate action.

(b) Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                        Net            Interest
      Affiliate                                      Activity           Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I                        $ 17,000,413       $1,361,949
      Merrill Lynch Liquidity Series, LLC
        Money Market Series                        $182,268,627       $  564,910
      --------------------------------------------------------------------------

(c)   Security was purchased with the cash proceeds from securities loans.
(d)   Security, or a portion of security, is on loan.
(e)   Non-income producing security.
(f) Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(g)   Represents the current yield as of March 31, 2006.
o For Trust compliance purposes, the Trust's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

      See Notes to Financial Statements.


        MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2006        23

Statement of Assets and Liabilities             Master Value Opportunities Trust

As of March 31, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
                   Investments in unaffiliated securities, at value (including
                    securities loaned of $417,720,200) (identified cost--$2,299,016,544)                            $ 2,767,289,421
                   Investments in affiliated securities, at value
                    (identified cost--$684,759,367) ....................................                                711,371,707
                   Cash ................................................................                                    257,730
                   Receivables:
                      Securities sold ..................................................      $    21,068,817
                      Contributions ....................................................           12,852,209
                      Dividends ........................................................            2,011,922
                      Securities lending ...............................................               56,291            35,989,239
                                                                                              ---------------
                   Prepaid expenses and other assets ...................................                                     46,605
                                                                                                                    ---------------
                   Total assets ........................................................                              3,514,954,702
                                                                                                                    ---------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
                   Collateral on securities loaned, at value ...........................                                430,863,127
                   Payables:
                      Securities purchased .............................................           13,832,094
                      Withdrawals ......................................................            7,010,110
                      Investment adviser ...............................................            1,079,650
                      Other affiliates .................................................               31,363            21,953,217
                                                                                              ---------------
                   Accrued expenses ....................................................                                    275,958
                                                                                                                    ---------------
                   Total liabilities ...................................................                                453,092,302
                                                                                                                    ---------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                   Net assets ..........................................................                            $ 3,061,862,400
                                                                                                                    ===============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
                   Investors' capital ..................................................                            $ 2,566,977,183
                   Unrealized appreciation--net ........................................                                494,885,217
                                                                                                                    ---------------
                   Net Assets ..........................................................                            $ 3,061,862,400
                                                                                                                    ===============

      See Notes to Financial Statements.


24      MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2006

Statement of Operations                         Master Value Opportunities Trust

For the Year Ended March 31, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
                   Dividends (including $223,154 from affiliates and net of $16,330
                    foreign withholding tax) ...........................................                            $    31,717,214
                   Interest from affiliates ............................................                                  1,361,949
                   Securities lending--net .............................................                                    564,910
                                                                                                                    ---------------
                   Total income ........................................................                                 33,644,073
                                                                                                                    ---------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                   Investment advisory fees ............................................      $    14,111,549
                   Accounting services .................................................              586,411
                   Custodian fees ......................................................              204,646
                   Professional fees ...................................................              107,045
                   Trustees' fees and expenses .........................................               56,282
                   Pricing fees ........................................................               21,280
                   Printing and shareholder reports ....................................                2,531
                   Other ...............................................................               74,799
                                                                                              ---------------
                   Total expenses ......................................................                                 15,164,543
                                                                                                                    ---------------
                   Investment income--net ..............................................                                 18,479,530
                                                                                                                    ---------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
                   Realized gain (loss) on:
                      Investments (including $(1,907,370) from affiliates)--net ........          562,842,598
                      Foreign currency transactions--net ...............................               (5,490)          562,837,108
                                                                                              ---------------
                   Change in unrealized appreciation on investments--net ...............                                130,184,338
                                                                                                                    ---------------
                   Total realized and unrealized gain--net .............................                                693,021,446
                                                                                                                    ---------------
                   Net Increase in Net Assets Resulting from Operations ................                            $   711,500,976
                                                                                                                    ===============

      See Notes to Financial Statements.


        MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2006        25

Statements of Changes in Net Assets             Master Value Opportunities Trust

                                                                                                        For the Year Ended
                                                                                                             March 31,
                                                                                              -------------------------------------
Increase (Decrease) in Net Assets:                                                                 2006                  2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ..............................................      $    18,479,530       $    10,875,180
                   Realized gain--net ..................................................          562,837,108           205,898,506
                   Change in unrealized appreciation--net ..............................          130,184,338           (79,095,105)
                                                                                              -------------------------------------
                   Net increase in net assets resulting from operations ................          711,500,976           137,678,581
                                                                                              -------------------------------------
===================================================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------------------------------------
                   Proceeds from contributions .........................................          553,882,524           912,589,367
                   Fair value of withdrawals ...........................................       (1,209,469,692)       (1,233,630,806)
                                                                                              -------------------------------------
                   Net decrease in net assets derived from capital transactions ........         (655,587,168)         (321,041,439)
                                                                                              -------------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                   Total increase (decrease) in net assets .............................           55,913,808          (183,362,858)
                   Beginning of year ...................................................        3,005,948,592         3,189,311,450
                                                                                              -------------------------------------
                   End of year .........................................................      $ 3,061,862,400       $ 3,005,948,592
                                                                                              =====================================

      See Notes to Financial Statements.


26      MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2006

Financial Highlights                            Master Value Opportunities Trust

                                                                                    For the Year Ended March 31,
The following ratios have been derived from                  ----------------------------------------------------------------------
information provided in the financial statements.               2006          2005           2004           2003            2002
===================================================================================================================================
Total Investment Return
-----------------------------------------------------------------------------------------------------------------------------------
                   Total investment return ..............         26.66%         4.48%         58.26%        (27.31%)+        32.13%
                                                             ======================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                   Expenses .............................           .51%          .50%           .51%           .51%            .52%
                                                             ======================================================================
                   Investment income--net ...............           .62%          .35%           .42%           .32%            .44%
                                                             ======================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of year (in thousands)    $3,061,862    $3,005,949     $3,189,311     $1,932,417      $3,248,959
                                                             ======================================================================
                   Portfolio turnover ...................         77.26%        74.31%         80.35%         68.27%          54.14%
                                                             ======================================================================

+ FAM fully reimbursed the Trust for a loss on a transaction not meeting the Trust's investment guidelines, which had no impact on total return.

      See Notes to Financial Statements.


        MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2006        27

Notes to Financial Statements                   Master Value Opportunities Trust

1. Significant Accounting Policies:

Master Value Opportunities Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments -- Equity securities that are held by the Trust that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions in securities traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Trust securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quoted fair valuations received daily by the Trust from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs certain pricing services to provide certain securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Trust are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, and protect its exposure to interest rate movements and movements in the securities market. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Trust may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust


28      MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2006

Notes to Financial Statements (continued)       Master Value Opportunities Trust

      agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Trust may write put and covered call options and purchase and write call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Trust may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Trust as an unrealized gain or loss. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Trust may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Trust, sold by the Trust but not yet delivered, or committed or anticipated to be purchased by the Trust.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Trust invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- The Trust is considered as a "pass-through" entity for federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Therefore, no federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(f) Securities lending -- The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans.


        MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2006        29

Notes to Financial Statements (concluded)       Master Value Opportunities Trust

In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee upon the average daily value of the Trust's net assets at the following annual rates: .50% of the Trust's average net assets not exceeding $1 billion, and ..475% of average daily net assets in excess of $1 billion but not exceeding $1.5 billion; and .45% of average daily net assets in excess of $1.5 billion.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend Trust securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. As of March 31, 2006, the Trust lent securities with a value of $26,946,338 to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of FAM. For the year ended March 31, 2006, MLIM, LLC received $243,979 in securities lending agent fees.

In addition, MLPF&S received $601,761 in commissions on the execution of Trust security transactions for the Trust for the year ended March 31, 2006.

For the year ended March 31, 2006, the Trust reimbursed FAM $71,541 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, ML & Co., MLIM, and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended March 31, 2006 were $2,293,391,447 and $2,958,968,229, respectively.

4. Short-Term Borrowings:

The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Trust may borrow under the credit agreement to fund Shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .07% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Trust did not borrow under the credit agreement during the year ended March 31, 2006. On November 26, 2005, the credit agreement was renewed for one year under substantially the same terms.


30      MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2006

Report of Independent Registered Public Accounting Firm
                                                Master Value Opportunities Trust

To the Investor and Board of Trustees of Master Value Opportunities Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Value Opportunities Trust as of March 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Value Opportunities Trust as of March 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
May 22, 2006


        MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2006        31

Officers and Directors/Trustees

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                                                                                                       Fund Complex    Directorships
                           Position(s)  Length of                                                      Overseen by     Held by
                           Held with    Time                                                           Director/       Director/
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Director/Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   131 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIMand FAM since 2001; Co-Head          177 Portfolios
            08543-9011     Director/             (Americas Region) thereof from 2000 to 2001 and
            Age: 51        Trustee               Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of Oppenheimer-
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company
                  Act, of the Fund based on his positions with MLIM, FAM, Princeton Services and Princeton Administrators.
                  Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund/Trust President, Mr. Doll serves at the pleasure of the Board of Directors/Trustees.
====================================================================================================================================
Independent Directors/Trustees*
------------------------------------------------------------------------------------------------------------------------------------
Donald W.   P.O. Box 9095  Director/    2002 to  General Partner of The Burton Partnership, Limited    23 Funds        Knology, Inc.
Burton      Princeton, NJ  Trustee      present  Partnership (an investment partnership) since 1979;   42 Portfolios   (telecommuni-
            08543-9095                           Managing General Partner of the South Atlantic                        cations) and
            Age: 62                              Venture Funds since 1983; Member of the Investment                    Symbion, Inc.
                                                 Advisory Council of the Florida State Board of                        (healthcare)
                                                 Administration since 2001.
------------------------------------------------------------------------------------------------------------------------------------
Laurie      P.O. Box 9095  Director/    1999 to  Professor of Finance and Economics, Graduate          23 Funds        None
Simon       Princeton, NJ  Trustee      present  School of Business, Columbia University since 1998.   42 Portfolios
Hodrick     08543-9095
            Age: 43
------------------------------------------------------------------------------------------------------------------------------------
John        P.O. Box 9095  Director/    2005 to  President and Chief Executive Officer of Allmerica    23 Funds        ABIOMED
Francis     Princeton, NJ  Trustee      present  Financial Corporation (financial services holding     42 Portfolios   (medical
O'Brien     08543-9095                           company) from 1995 to 2002 and Director from                          device manuf-
            Age: 62                              1995 to 2003; President of Allmerica Investment                       acturer),
                                                 Management Co., Inc. (investment adviser) from                        Cabot Corpor-
                                                 1989 to 2002; Director from 1989 to 2002 and                          ation
                                                 Chairman of the Board from 1989 to 1990; President,                   (chemicals),
                                                 Chief Executive Officer and Director of First                         LKQ Corpora-
                                                 Allmerica Financial Life Insurance Company from 1989                  tion (auto
                                                 to 2002 and Director of various other Allmerica                       parts manufa-
                                                 Financial companies until 2002; Director since 1989,                  cturing) and
                                                 Member of the Governance Nominating Committee since                   TJX Compan-
                                                 2004, Member of the Compensation Committee since                      ies, Inc.
                                                 1989 and Member of the Audit Committee from 1990 to                   (retailer)
                                                 2004 of ABIOMED; Director, Member of the
                                                 Governance and Nomination Committee and
                                                 Member of the Audit Committee of Cabot
                                                 Corporation since 1990; Director and Member of the
                                                 Audit Committee and Compensation Committee of
                                                 LKQ Corporation since 2003; Lead Director of TJX
                                                 Companies, Inc. since 1999; Trustee of the Woods
                                                 Hole Oceanographic Institute since 2003.


32      MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2006

Officers and Directors/Trustees (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                                                                                                       Fund Complex    Directorships
                           Position(s)  Length of                                                      Overseen by     Held by
                           Held with    Time                                                           Director/       Director/
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Directors/Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
David H.    P.O. Box 9095  Director/    2003 to  Consultant with Putnam Investments from 1993 to       23 Funds        None
Walsh       Princeton, NJ  Trustee      present  2003, and employed in various capacities therewith    42 Portfolios
            08543-9095                           from 1973 to 1992; Director, Massachusetts Audubon
            Age: 64                              Society from 1990 to 1997; Director, The National
                                                 Audubon Society from 1998 to 2005; Director, The
                                                 American Museum of Fly Fishing since 1997.
------------------------------------------------------------------------------------------------------------------------------------
Fred G.     P.O. Box 9095  Director/    1998 to  Managing Director of FGW Associates since 1997;       23 Funds        Watson
Weiss**     Princeton, NJ  Trustee      present  Vice President, Planning, Investment and Development  42 Portfolios   Pharma-
            08543-9095                           of Warner Lambert Co. from 1979 to 1997;                              ceuticals
            Age: 64                              Director of the Michael J. Fox Foundation for                         Inc.
                                                 Parkinson's Research since 2000; Director of BTG                      (pharma-
                                                 International PLC (a global technology commercial-                    ceutical
                                                 ization company) since 2001.                                          company)
            ------------------------------------------------------------------------------------------------------------------------
            *     Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Chairman of the Board of Directors and the Audit Committee.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and          and      since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999 and
            Age: 45        Treasurer    1999 to  Director since 2004; Vice President of MLIMand FAM from 1990 to 1997; Director of present  Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the
                                                 IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robin       P.O. Box 9011  Vice         2002 to  Managing Director of MLIM since 2000; First Vice President of MLIM from 1999 to
Elise       Princeton, NJ  President    present  2000; Director of MLIM from 1997 to 1999; Vice President of MLIM from 1995 to 1997.
Baum        08543-9011
            Age: 45
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 54                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Commission's Securities and
                                                 Exchange Division of Enforcement in  Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 46
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Directors/Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-637-3863.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

--------------------------------------------------------------------------------
Laurie Simon Hodrick resigned as a Director of Merrill Lynch Value Opportunities Fund, Inc. effective May 1, 2006.
--------------------------------------------------------------------------------


        MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2006        33

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


34      MERRILL LYNCH VALUE OPPORTUNITIES FUND, INC.    MARCH 31, 2006

[LOGO] Merrill Lynch  Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Value Opportunities Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                  #10253 -- 3/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

         Merrill Lynch Value Opportunities Fund, Inc.

         (a) Audit Fees -         Fiscal Year Ending March 31, 2006 - $6,600
                                  Fiscal Year Ending March 31, 2005 - $6,500

         (b) Audit-Related Fees - Fiscal Year Ending March 31, 2006 - $0
                                  Fiscal Year Ending March 31, 2005 - $0

         (c) Tax Fees -           Fiscal Year Ending March 31, 2006 - $6,000
                                  Fiscal Year Ending March 31, 2005 - $6,300

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending March 31, 2006 - $0
                                  Fiscal Year Ending March 31, 2005 - $0

         Master Value Opportunities Trust

         (a) Audit Fees -         Fiscal Year Ending March 31, 2006 - $41,100
                                  Fiscal Year Ending March 31, 2005 - $40,500

         (b) Audit-Related Fees - Fiscal Year Ending March 31, 2006 - $0
                                  Fiscal Year Ending March 31, 2005 - $0

         (c) Tax Fees -           Fiscal Year Ending March 31, 2006 - $0
                                  Fiscal Year Ending March 31, 2005 - $0

         (d) All Other Fees -     Fiscal Year Ending March 31, 2006 - $0
                                  Fiscal Year Ending March 31, 2005 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval").

         However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending March 31, 2006 - $3,754,550
             Fiscal Year Ending March 31, 2005 - $10,018,400

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Value Opportunities Fund, Inc. and Master Value Opportunities
Trust


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Value Opportunities Fund, Inc. and Master Value Opportunities Trust

Date: May 22, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Value Opportunities Fund, Inc. and Master Value Opportunities Trust

Date: May 22, 2006


By: /s/ Donald C. Burke
    ---------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Value Opportunities Fund, Inc. and Master Value Opportunities Trust

Date: May 22, 2006